UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 23, 2024, Heritage Commerce Corp (the “Company”), held its virtual Annual Meeting of Shareholders (the “Shareholders Meeting”). There were 61,253,625 shares of common stock entitled to vote at the meeting and a total of 50,229,412 shares (82.0%) were represented at the meeting. At the Shareholders Meeting, the shareholders voted on the following proposals as described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 11, 2024. The proposals voted on and approved by the shareholders at the Shareholders Meeting were as follows:

Proposal 1: Election of Directors

The election of ten directors, named in the Proxy Statement, to serve as members of the Company’s Board of Directors until the next annual meeting of shareholders. The results are set forth below:

Name	For	Withheld	Broker Non-Votes
Julianne M. Biagini-Komas	44,053,411	1,017,413	5,158,588
Bruce H. Cabral	44,057,687	1,013,137	5,158,588
Jack W. Conner	43,555,517	1,515,307	5,158,588
Jason DiNapoli	43,646,594	1,424,230	5,158,588
Steven G. Heitel	43,677,261	1,393,563	5,158,588
Kamran F. Husain	44,040,570	1,030,254	5,158,588
Robertson Clay Jones	43,648,857	1,421,967	5,158,588
Laura Roden	43,537,252	1,533,572	5,158,588
Marina H. Park Sutton	43,624,491	1,446,333	5,158,588
Ranson W. Webster	43,084,220	1,986,604	5,158,588

Proposal 2: Advisory Vote on Frequency of Votes on Executive Compensation

The consideration of an advisory proposal on the frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules (including the Compensation Discussion and Analysis, compensation tables and narrative discussion). The results are set forth below:

2.	Advisory proposal on the frequency of votes on executive compensation

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
41,284,995	310,477	2,788,130	687,222	5,158,588

Proposal 3: Advisory Vote on Executive Compensation

The consideration of an advisory proposal on the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures required by Item 402 of Regulation S-K contained in the Company’s Proxy Statement. The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
43,370,601	1,228,760	471,463	5,158,588

Proposal 4: Ratification of Independent Registered Public Accounting Firm

The ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results are set forth below:

For	Against	Abstentions	Broker Non-Votes
49,533,007	552,747	143,658	0

ITEM 7.01	REGULATION FD DISCLOSURE

Robertson Clay Jones, President and Chief Executive Officer of Heritage Commerce Corp, made a presentation to shareholders at the Shareholders Meeting.   A copy of the information in the shareholder presentation is included as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. The information in the materials is presented as of March 31, 2024, and the Company does not assume any obligations to update such information in the future.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits.

99.1	Slide presentation to shareholders presented on May 23, 2024, by the Company’s President and Chief Executive Officer.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2024

Heritage Commerce Corp

By: /s/ Lawrence D. McGovern
Name: Lawrence D. McGovern
Executive Vice President and Chief Financial Officer

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